UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

INTERMEDIATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Intermediate Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Western Asset Intermediate Bond Fund	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the duration of its benchmark, the Barclays Intermediate U.S. Government/Credit Indexiii (generally, this range is two to five years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iv and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on

Western Asset Intermediate Bond Fund 2013 Annual Report	1

Fund overview (cont’d)

September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011. All told, the Barclays U.S. Aggregate Indexv returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999.

Q. How did we respond to these changing market conditions?

A. There were no significant adjustments made to the Fund during the reporting period. We maintained the Fund’s overweights to investment grade corporate bonds and non-agency mortgage-backed securities (“MBS”).

We used U.S. Treasury futures, as well as options on both Eurodollar futures and Treasury futures to manage the Fund’s duration and yield curvevi exposure. These instruments modestly contributed to performance. Credit default swaps, which were used to manage the Fund’s investment-grade bond exposure, did not meaningfully impact results during the reporting period.

Performance review

For the twelve months ended December 31, 2013, Class I shares of Western Asset Intermediate Bond Fund returned -0.78%. The Fund’s unmanaged benchmark, the Barclays Intermediate U.S. Government/Credit Index, returned -0.86% for the same period. The Lipper Core Bond Funds Category Average1 returned -1.87% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	0.80%	-1.18%
Class C	0.42%	-1.83%
Class R	0.68%	-1.44%
Class I	1.02%	-0.78%
Class IS	1.04%	-0.74%
Barclays Intermediate U.S. Government/Credit Index	0.59%	-0.86%
Lipper Core Bond Funds Category Average[1]	0.76%	-1.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 524 funds for the six-month period and among the 506 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

2	Western Asset Intermediate Bond Fund 2013 Annual Report

were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class C, Class R, Class I and Class IS shares were 1.19%, 0.50%, 0.99%, 1.76% and 1.76%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R and Class IS shares would have been 1.02%, 0.19%, 0.21%, and 1.71%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.96%, 1.87%, 1.21%, 0.49% and 0.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to investment grade corporate bonds. Their spreads narrowed as corporate profits often exceeded expectations and investor demand was generally solid as they looked to generate incremental yields in the low interest rate environment. In particular, overweight positions in Credit Agricole, General Electric and Sallie Mae were beneficial for results.

The Fund’s out-of-benchmark allocation to non-agency MBS was additive for performance as they were supported by attractive yields, continued principal paydowns and signs of improvement in the housing market.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration and yield curve positioning. Having a duration that was longer

Western Asset Intermediate Bond Fund 2013 Annual Report	3

Fund overview (cont’d)

than the benchmark detracted from results. Rates moved higher during the year as economic data was generally positive and the Fed announced it would begin tapering its asset purchase program starting in January 2014. In terms of yield curve positioning, an overweight to the long end of the curve was not rewarded as the yield curve steepened, with long-term rates moving higher than their short-term counterparts.

An out-of-benchmark allocation to Treasury Inflation-Protected Securities was also a drag on results. They performed poorly given sharply rising rates, benign inflation and weak demand.

Elsewhere, a number of investment grade corporate bonds holdings, including overweights in Tennessee Valley Authority Bonds, Barrick Gold and First Energy Corp. were negative for performance.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: U.S. Government & Agency Obligations (23.3%), Financials (22.7%), Asset-Backed Securities (14.2%), Collateralized Mortgage Obligations (10.2%) and Mortgage-Backed Securities (5.1%).The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Intermediate Bond Fund 2013 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Intermediate Bond Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

6	Western Asset Intermediate Bond Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.80%	$1,000.00	$1,008.00	0.90%	$4.56	Class A	5.00%	$1,000.00	$1,020.67	0.90%	$4.58
Class C	0.42	1,000.00	1,004.20	1.65	8.34	Class C	5.00	1,000.00	1,016.89	1.65	8.39
Class R	0.68	1,000.00	1,006.80	1.15	5.82	Class R	5.00	1,000.00	1,019.41	1.15	5.85
Class I	1.02	1,000.00	1,010.20	0.47	2.38	Class I	5.00	1,000.00	1,022.84	0.47	2.40
Class IS	1.04	1,000.00	1,010.40	0.43	2.18	Class IS	5.00	1,000.00	1,023.04	0.43	2.19

Western Asset Intermediate Bond Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Intermediate Bond Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-1.18%	-1.83%	-1.44%	-0.78%	-0.74%
Five Years Ended 12/31/13	N/A	N/A	N/A	7.38	7.43
Ten Years Ended 12/31/13	N/A	N/A	N/A	4.91	N/A
Inception* through 12/31/13	1.54	0.85	1.28	6.18	6.99

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 12/31/13	-5.39%	-2.80%	-1.44%	-0.78%	-0.74%
Five Years Ended 12/31/13	N/A	N/A	N/A	7.38	7.43
Ten Years Ended 12/31/13	N/A	N/A	N/A	4.91	N/A
Inception* through 12/31/13	-1.08	0.85	1.28	6.18	6.99

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/13)	2.59%
Class C (Inception date of 4/30/12 through 12/31/13)	1.42
Class R (Inception date of 4/30/12 through 12/31/13)	2.15
Class I (12/31/03 through 12/31/13)	61.44
Class IS (Inception date of 10/3/08 through 12/31/13)	42.52

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

Western Asset Intermediate Bond Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Barclays Intermediate U.S. Government/Credit Index† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on December 31, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Intermediate U.S. Government/Credit Index. The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Bond Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG	— Investment Grade
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2013 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG	— Investment Grade
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

12	Western Asset Intermediate Bond Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 42.7%
Consumer Discretionary — 2.5%
Automobiles — 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,210,000	$1,249,445	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,290,000	1,613,080
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	850,282
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	381,902	(a)
Total Automobiles				4,094,709
Media — 1.4%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,363,262
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	836,677
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	250,000	244,545	(a)
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,430,000	2,450,864
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	46,860
Viacom Inc., Senior Notes	4.250%	9/1/23	660,000	658,627
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,010,000	1,060,258
Total Media				6,661,093
Multiline Retail — 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,509,334
Total Consumer Discretionary				12,265,136
Consumer Staples — 3.7%
Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,240,000	1,423,095
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	147,122
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	280,000	258,991
Bottling Group LLC, Senior Notes	6.950%	3/15/14	1,310,000	1,327,034
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,210,000	1,339,897
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	139,698
Heineken NV, Senior Notes	1.400%	10/1/17	210,000	206,025	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	640,677
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	227,197	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	830,000	839,590	(a)
Total Beverages				6,549,326
Food & Staples Retailing — 0.7%
CVS Caremark Corp., Senior Notes	2.250%	12/5/18	700,000	699,796
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	700,000	698,519
Kroger Co., Notes	3.900%	10/1/15	865,000	910,519
Kroger Co., Senior Notes	2.300%	1/15/19	830,000	825,837
Total Food & Staples Retailing				3,134,671

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 0.7%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	$582,000	$656,613
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	390,000	380,092
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,528,000	1,725,708
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	477,056	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	260,000	257,851	(a)
Total Food Products				3,497,320
Tobacco — 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	869,424
Altria Group Inc., Senior Notes	2.850%	8/9/22	650,000	598,469
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	470,000	464,745	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	980,000	1,193,783
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	1,280,000	1,470,108
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	110,000	100,271
Reynolds American Inc., Senior Notes	3.250%	11/1/22	230,000	211,995
Total Tobacco				4,908,795
Total Consumer Staples				18,090,112
Energy — 4.5%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	810,000	997,969
Petrofac Ltd., Senior Notes	3.400%	10/10/18	700,000	705,009	(a)
Transocean Inc., Senior Notes	6.375%	12/15/21	160,000	179,794
Total Energy Equipment & Services				1,882,772
Oil, Gas & Consumable Fuels — 4.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	77,985
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,830,000	2,100,966
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	606,916
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	320,000	334,320
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,078
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	510,000	494,324
ConocoPhillips, Senior Notes	5.200%	5/15/18	1,310,000	1,478,207
Devon Energy Corp., Senior Notes	6.300%	1/15/19	1,170,000	1,355,864
Ecopetrol SA, Senior Notes	4.250%	9/18/18	430,000	453,650
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	590,000	763,389
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,540,000	1,772,831
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	132,300	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	380,000	472,319
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	277,627
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	360,000	350,630

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	$810,000	$741,530
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	190,000	211,850
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	670,000	596,898
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	617,677
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,268,682
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	516,042
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,016,400
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	929,994
Phillips 66, Senior Notes	2.950%	5/1/17	310,000	322,521
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	110,000	121,482
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	30,000	33,450
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,290,000	1,414,157
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	276,070	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,300,000	1,436,072
Williams Cos. Inc., Notes	7.875%	9/1/21	370,000	426,651
Total Oil, Gas & Consumable Fuels				20,610,882
Total Energy				22,493,654
Financials — 22.7%
Capital Markets — 4.1%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	970,000	1,125,744
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,154,582	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/10/14	2,020,000	1,420,060	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	71,250
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	880,000	883,345
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	3,000,000	3,336,387
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,183,835
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/10/14	6,200,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(b)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,810,000	2,011,934
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	892,417
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,878,147
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	748,581
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	332,943	(a)
UBS AG London, Senior Secured Notes	0.750%	3/24/16	2,530,000	2,544,110	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	$489,000	$505,555
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	200,000	214,742
Total Capital Markets				20,303,632
Commercial Banks — 10.8%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	722,020
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	253,817	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	820,000	1,083,859	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	670,000	675,381
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,100,000	1,156,406
BNP Paribas SA, Senior Notes	1.144%	1/10/14	690,000	690,114	(b)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	296,080
BNP Paribas SA, Senior Notes	2.700%	8/20/18	1,110,000	1,130,814
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,714,034	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	666,571	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	680,000	687,464
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	700,000	702,397	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	665,000	880,294	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,010,000	1,063,419
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	720,000	725,053
Credit Agricole Home Loan SFH, Secured Bonds	0.992%	7/21/14	400,000	401,207	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,225,800	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	981,432	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,539,454	(a)
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	920,520	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	730,000	763,284	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	380,710	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	244,575
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,136,812
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	300,000	285,540
Lloyds Bank PLC, Senior Notes	2.300%	11/27/18	940,000	937,562
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,153,864	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,135,311	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	637,232	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	1,000,000	1,033,622	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,867,626	(a)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	$1,700,000	$1,757,290	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	3,000,000	2,998,923
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	240,000	245,462
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	180,000	183,951
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,141,700	(a)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,310,000	1,362,793	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	537,712	(a)
Swedbank AB, Senior Secured Notes	2.375%	4/5/17	1,900,000	1,963,650	(a)
U.S. Bancorp, Senior Notes	4.200%	5/15/14	1,190,000	1,206,762
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	288,475
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/10/14	3,908,000	3,575,820	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,251,081
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	210,000	208,643
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	690,000	652,350
Total Commercial Banks				53,466,886
Consumer Finance — 1.5%
American Express Co., Subordinated Debentures	6.800%	9/1/66	930,000	990,915	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,100,000	2,163,943
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,170,000	1,207,961	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	840,000	965,191
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	617,450
SLM Corp., Senior Notes	3.875%	9/10/15	600,000	620,250
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	940,000	922,775
Total Consumer Finance				7,488,485
Diversified Financial Services — 5.4%
Bank of America Corp., Senior Notes	6.500%	8/1/16	3,375,000	3,810,672
Bank of America Corp., Senior Notes	2.600%	1/15/19	790,000	793,487
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	933,946
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,398,084	(a)
Citigroup Inc., Senior Notes	6.375%	8/12/14	224,000	231,531
Citigroup Inc., Senior Notes	5.500%	10/15/14	209,000	216,764
Citigroup Inc., Senior Notes	6.000%	8/15/17	1,060,000	1,208,146
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,460,000	1,871,120
Citigroup Inc., Senior Notes	5.375%	8/9/20	590,000	671,209
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	150,000	154,273
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	350,000	346,100
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	570,000	531,121
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	720,000	758,332

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	$220,000	$223,575
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,220,000	1,401,009
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	258,129
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,700,000	1,852,062
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,925,000	2,088,625	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	289,450	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,930,000	2,151,950	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	970,000	973,699
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	310,000	324,998
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	490,000	526,730
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	137,805
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	840,000	782,880
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,172,105
SSIF Nevada LP, Senior Notes	0.944%	4/14/14	1,570,000	1,572,700	(a)(b)
Total Diversified Financial Services				26,680,502
Insurance — 0.5%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	286,762
American International Group Inc., Senior Notes	8.250%	8/15/18	600,000	750,528
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	711,450	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	370,000	456,724	(a)
Total Insurance				2,205,464
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	893,833
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	53,318
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	533,345
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	375,882	(a)
Total Thrifts & Mortgage Finance				1,856,378
Total Financials				112,001,347
Health Care — 2.0%
Health Care Equipment & Supplies — 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	570,000	642,280
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	427,408
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	204,045
Total Health Care Equipment & Supplies				1,273,733

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 0.8%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	$1,420,000	$1,501,247
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	101,828
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	630,000	606,674
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	400,589
WellPoint Inc., Notes	5.875%	6/15/17	100,000	112,792
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	130,904
WellPoint Inc., Senior Notes	4.350%	8/15/20	690,000	729,269
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	69,741
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	309,500
Total Health Care Providers & Services				3,962,544
Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc., Senior Notes	5.000%	7/15/20	860,000	927,154
Thermo Fisher Scientific Inc., Senior Notes	2.400%	2/1/19	520,000	515,159
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	277,492
Total Life Sciences Tools & Services				1,719,805
Pharmaceuticals — 0.6%
AbbVie Inc., Senior Notes	1.750%	11/6/17	780,000	778,664
AbbVie Inc., Senior Notes	2.900%	11/6/22	540,000	504,714
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	240,000	235,437	(a)
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	750,000	740,271	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	300,000	294,246
Zoetis Inc., Senior Notes	1.875%	2/1/18	240,000	238,028
Zoetis Inc., Senior Notes	3.250%	2/1/23	170,000	159,064
Total Pharmaceuticals				2,950,424
Total Health Care				9,906,506
Industrials — 1.5%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,472,310
Airlines — 0.2%
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	140,216	153,018
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	721,541	754,010
Total Airlines				907,028
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	320,000	313,707
Eaton Corp., Senior Notes	2.750%	11/2/22	1,400,000	1,306,001
Total Electrical Equipment				1,619,708

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	$270,000	$271,261
United Technologies Corp., Senior Notes	4.500%	4/15/20	280,000	304,618
Total Industrial Conglomerates				575,879
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	360,000	359,231
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	110,000	103,585
Total Machinery				462,816
Road & Rail — 0.5%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,348,838
Total Industrials				7,386,579
Information Technology — 0.2%
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	860,000	846,290
Materials — 2.6%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	240,000	248,864
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	360,000	427,190
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	200,000	216,387
Total Chemicals				892,441
Metals & Mining — 2.4%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	680,000	614,646
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	810,000	971,102
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	298,222
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	780,000	787,640
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	190,000	188,844
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	110,000	109,731
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	820,000	796,656
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	500,000	475,200
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	470,000	455,109	(a)
Rio Tinto Finance USA Ltd., Senior Notes	8.950%	5/1/14	90,000	92,445
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,134,386
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	612,003
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,350,000	1,246,181
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	720,939
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	51,638
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,976,000	1,919,868
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	110,177	(a)

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	$530,000	$536,745	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	680,000	687,719	(a)
Total Metals & Mining				11,809,251
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	321,500
Total Materials				13,023,192
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	360,000	405,245
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	394,338
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	126,340
AT&T Inc., Senior Notes	3.875%	8/15/21	370,000	374,847
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	550,000	603,880
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	270,000	286,837
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	470,000	495,917
Verizon Communications Inc., Senior Notes	3.650%	9/14/18	1,440,000	1,524,332
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	290,000	340,863
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	640,000	685,162
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	200,000	177,049
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,840,000	3,049,285
Total Diversified Telecommunication Services				8,464,095
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,210,000	1,245,296
Total Telecommunication Services				9,709,391
Utilities — 1.0%
Electric Utilities — 0.7%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	850,000	853,735
Exelon Corp., Notes	4.900%	6/15/15	600,000	632,582
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	152,122
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	880,000	864,661
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,006,725
Total Electric Utilities				3,509,825
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,310,000	1,664,511
Total Utilities				5,174,336
Total Corporate Bonds & Notes (Cost — $209,620,410)				210,896,543

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 14.2%
Access Group Inc., 2005-A A3	0.638%	7/25/34	$2,560,000	$2,344,717	(b)
Access Group Inc., 2005-B A2	0.468%	7/25/22	655,394	651,711	(b)
Aegis Asset-Backed Securities Trust, 2005-3 M1	0.635%	8/25/35	1,000,000	951,649	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,258,620	(a)
Ally Auto Receivables Trust, 2012-4 A3	0.590%	1/17/17	1,110,000	1,110,987
American Express Credit Account Master Trust, 2012-3 A	0.317%	3/15/18	1,700,000	1,699,719	(b)
American Express Credit Account Master Trust, 2012-5 A	0.590%	5/15/18	400,000	399,842
Apidos CDO, 2013-16A A1	1.689%	1/19/25	250,000	248,250	(a)(b)
Apidos CDO, 2013-16A B	3.039%	1/19/25	800,000	786,000	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	257,825	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.682%	3/25/44	1,065,790	1,035,807	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.567%	9/15/17	1,420,000	1,422,194	(a)(b)
Carlyle Global Market Strategies, 2013-4A A1	1.708%	10/15/25	740,000	740,000	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	400,000	388,016	(a)(b)
Citibank Credit Card Issuance Trust, 2006-A3 A3	5.300%	3/15/18	2,132,000	2,339,712
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.264%	4/24/17	2,200,000	2,198,539	(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.825%	4/25/32	217,284	142,690	(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.427%	6/15/29	1,207,025	1,151,760	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.318%	11/15/36	1,791,079	1,501,958	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.605%	5/25/35	399,259	395,746	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.785%	1/25/35	764,412	748,748	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	459,447	506,041
Educational Funding of the South Inc., 2011-1 A2	0.888%	4/25/35	3,100,000	3,091,239	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.166%	4/25/33	1,520,000	1,492,518	(a)(b)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1	1.305%	3/25/33	1,339,268	1,283,805	(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	700,000	698,180	(a)(b)(g)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	500,000	495,250	(a)(b)(g)
Ford Credit Auto Lease Trust, 2013-A A2	0.460%	5/15/15	759,976	759,683
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.517%	9/15/16	820,000	820,411	(b)
Golden Credit Card Trust, 2013-1A A	0.417%	2/15/18	1,600,000	1,597,253	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.669%	2/20/32	325,000	293,691	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.669%	3/13/32	450,000	399,408	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	184,836	182,273	(a)
GSAA Home Equity Trust, 2005-8 A4	0.435%	6/25/35	1,038,622	954,016	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	210,000	219,598	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	179,654	(a)

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	$1,050,000	$1,050,000	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.425%	3/25/31	123,209	100,232	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.465%	11/25/34	462,313	458,596	(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	96,543	96,548
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	700,000	700,144
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1	1.515%	2/25/33	1,392,683	1,313,115	(b)
National Collegiate Student Loan Trust	0.405%	11/27/28	1,860,000	1,771,531	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.521%	12/7/20	2,103,611	2,105,841	(b)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	588,013	589,348
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	1,050,000	1,049,441
Opteum Mortgage Acceptance Corp., 2005-1 M4	0.935%	2/25/35	1,180,000	1,094,491	(b)
Option One Mortgage Loan Trust, 2005-2 M1	0.605%	5/25/35	3,170,000	2,798,248	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	146,052	149,511
Saranac CLO I Ltd., 2013-1A A1A	1.789%	10/26/24	750,000	748,125	(a)(b)
Saranac CLO I Ltd., 2013-1A C	3.009%	10/26/24	650,000	615,875	(a)(b)
SASCO Mortgage Loan Trust, 2005-GEL1 M1	0.715%	12/25/34	919,673	895,124	(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	1,700,000	1,678,750	(a)(b)(g)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	1,000,000	990,000	(a)(b)(g)
SLM Student Loan Trust, 2003-04 A5A	0.993%	3/15/33	598,139	595,998	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.993%	3/15/33	2,158,235	2,143,451	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.993%	12/15/25	880,000	872,632	(a)(b)
SLM Student Loan Trust, 2005-04 A3	0.358%	1/25/27	1,600,000	1,560,811	(b)
SLM Student Loan Trust, 2005-07 A4	0.388%	10/25/29	1,000,000	959,813	(b)
SLM Student Loan Trust, 2011-B A1	1.017%	12/16/24	673,097	674,151	(a)(b)
SLM Student Loan Trust, 2012-06 A2	0.445%	9/25/19	1,300,000	1,295,330	(b)
SLM Student Loan Trust, 2012-06 A3	0.915%	5/26/26	1,500,000	1,501,041	(b)
SLM Student Loan Trust, 2012-07 A1	0.325%	2/27/17	55,096	55,047	(b)
SLM Student Loan Trust, 2013-A A1	0.767%	8/15/22	781,771	780,578	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.945%	6/25/35	202,961	200,317	(b)
Trade Maps Ltd., 2013-1A A	0.870%	12/10/18	2,590,000	2,594,766	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	511,501	515,065
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	63,885	63,875
Venture CDO Ltd., 2013-15A B1	2.330%	7/15/25	500,000	493,650	(a)(b)(g)
Venture CDO Ltd., 2013-15A C	3.380%	7/15/25	1,250,000	1,237,625	(a)(b)(g)
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	279,316	280,098
Volkswagen Auto Loan Enhanced Trust, 2013-1 A3	0.560%	8/21/17	1,200,000	1,199,774
Total Asset-Backed Securities (Cost — $69,133,430)				69,976,452

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	23

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 10.2%
ACRE Commercial Mortgage Trust	3.164%	6/15/30	$130,000	$130,008	(a)(b)
ACRE Commercial Mortgage Trust	4.168%	6/15/30	330,000	329,788	(a)(b)
ARM Trust, 2004-5 4A1	5.045%	4/25/35	1,825,904	1,802,735	(b)
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	770,000	824,030
Bear Stearns Alt-A Trust, 2005-2 2A4	2.713%	4/25/35	786,411	756,669	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	340,000	385,732	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	970,000	1,091,942	(b)
CD Commercial Mortgage Trust, 2007-CD5 AMA	6.118%	11/15/44	1,000,000	1,113,976	(b)
Citigroup Commercial Mortgage Trust, 2005-C3 AM	4.830%	5/15/43	300,000	312,341	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.570%	10/25/35	1,048,647	869,736	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.430%	2/25/36	584,432	585,974	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	570,000	575,278
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	170,000	170,793
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	69,979	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	40,000	39,479	(b)
Commercial Mortgage Trust, 2013-CR10 A2	2.972%	8/10/46	400,000	409,640
Commercial Mortgage Trust, 2013-CR10 A4	4.210%	8/10/46	650,000	669,049	(b)
Countrywide Home Loans, 2004-20 2A1	2.714%	9/25/34	245,869	195,051	(b)
Countrywide Home Loans, 2004-R1 1AF	0.565%	11/25/34	224,244	203,764	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,129,251	751,995
Del Coronado Trust, 2013-HDC A	0.967%	3/15/26	920,000	915,719	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.959%	6/25/34	362,060	340,200	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.719%	2/25/48	527,670	528,904	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.869%	12/29/45	1,371,082	1,376,224	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	8,674	9,388
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	1,038	176
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.083%	9/15/42	1,635,798	325,958	(b)
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,893,205	568,989
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	1,134	1,132
FREMF Mortgage Trust, 2013-KF02 C	4.165%	12/25/45	339,743	344,757	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	870,000	921,169	(b)

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-H26 LF	0.519%	8/20/58	$1,214,168	$1,203,850	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.619%	11/20/60	2,638,591	2,586,275	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.669%	2/20/61	857,586	854,057	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.669%	3/20/61	437,074	435,153	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.639%	8/20/61	3,020,061	3,002,665	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.519%	12/20/62	1,773,361	1,750,417	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.569%	3/20/63	3,457,938	3,420,938	(b)
GS Mortgage Securities Trust, 2013-GC10 A5	2.943%	2/10/46	290,000	271,378
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	1,240,000	1,271,148
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	350,000	360,232
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	290,000	297,804	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.515%	1/25/35	259,187	217,276	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.566%	1/19/35	591,585	588,429	(b)
HSI Asset Securitization Corp. Trust, 2005-NC2 2A4	0.945%	8/25/35	429,258	426,107	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	380,000	388,575
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	160,000	160,735	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 D	5.081%	11/15/45	190,000	170,354	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	90,000	90,508	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AM	5.242%	12/15/44	500,000	539,182	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	106,000	116,038
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.567%	10/15/30	600,000	601,143	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN B	2.317%	10/15/30	550,000	550,540	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.717%	10/15/30	460,000	460,372	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.884%	7/15/44	1,110,000	1,232,201	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.164%	9/15/45	1,250,000	1,428,744	(b)
MASTR ARM Trust, 2004-11 M1	0.805%	11/25/34	433,498	419,460	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.454%	2/25/34	634,820	632,733	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.124%	4/25/35	197,620	185,673	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	25

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.887%	8/15/45	$1,149,438	$108,644	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	550,000	562,335	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11 A4	4.219%	8/15/46	450,000	463,059	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	0.615%	7/25/34	843,950	806,471	(b)
RBSCF Trust, 2013-GSP A	3.834%	1/13/32	1,400,000	1,395,297	(a)(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	347,520	355,896
SACO I Trust, 2007-VA1 A	9.056%	6/25/21	872,634	891,762	(a)(b)
Sequoia Mortgage Trust, 2003-03 A1	0.827%	7/20/33	650,498	632,393	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.467%	12/20/34	941,822	912,914	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.846%	5/19/35	1,125,630	1,092,368	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	326,205	312,209	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR6 2AB3	0.435%	4/25/45	1,016,303	937,664	(b)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 C	4.304%	7/15/46	680,000	631,368	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.616%	8/25/34	742,873	762,161	(b)
Total Collateralized Mortgage Obligations (Cost — $50,337,002)				50,147,103
Mortgage-Backed Securities — 5.1%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.386%	12/1/34	321,586	341,487	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.451%	7/1/35	1,018,585	1,077,904	(b)
Total FHLMC				1,419,391
FNMA — 4.3%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	2,878	2,971
Federal National Mortgage Association (FNMA)	2.327%	3/1/18	4,150	4,328	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	10,498	12,265
Federal National Mortgage Association (FNMA)	3.500%	8/1/33-9/1/43	892,304	894,164
Federal National Mortgage Association (FNMA)	2.511%	12/1/34	120,109	128,482	(b)
Federal National Mortgage Association (FNMA)	1.916%	1/1/35	1,414,125	1,493,366	(b)
Federal National Mortgage Association (FNMA)	1.868%	5/1/43	6,897,206	6,954,872	(b)
Federal National Mortgage Association (FNMA)	3.500%	1/13/44	800,000	794,688	(h)
Federal National Mortgage Association (FNMA)	4.000%	1/13/44	8,500,000	8,749,687	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/13/44	700,000	741,699	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/13/44	1,200,000	1,303,219	(h)
Total FNMA				21,079,741

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 0.5%
Government National Mortgage Association (GNMA)	2.012%	6/20/60	$2,354,489	$2,466,709	(b)
Total Mortgage-Backed Securities (Cost — $24,813,089)				24,965,841
Municipal Bonds — 0.5%
California — 0.1%
California State, GO	5.000%	9/1/23	250,000	286,910
Connecticut — 0.0%
Connecticut State, GO	5.000%	7/15/24	80,000	91,187
New York — 0.1%
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/26	60,000	66,566
New York State Dormitory Authority, State Personal Income Tax Revenue, General Purpose Bonds	5.000%	12/15/27	100,000	109,898
New York State Urban Development Corp. Revenue, State Personal Income Tax	5.000%	3/15/27	300,000	330,384
New York, NY, GO	5.000%	8/1/25	80,000	89,415
Total New York				596,263
Virginia — 0.3%
Virginia State Housing Development Authority	6.000%	6/25/34	1,311,626	1,357,126
Total Municipal Bonds (Cost — $2,248,712)				2,331,486
Sovereign Bonds — 2.2%
Canada — 0.8%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,384,180
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,579,968
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,285,963
Total Canada				4,250,111
Germany — 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	364,894
Indonesia — 0.1%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	253,680	(a)
Japan — 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,761,048
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	270,000	287,888	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	1,028,885	1,198,857	(a)
Total Russia				1,486,745
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	1,150,000	1,196,000

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	27

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Turkey — 0.2%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	$140,000	$140,560
Republic of Turkey, Senior Notes	7.000%	3/11/19	360,000	394,200
Republic of Turkey, Senior Notes	6.250%	9/26/22	278,000	288,703
Total Turkey				823,463
Total Sovereign Bonds (Cost — $11,127,762)				11,135,941
U.S. Government & Agency Obligations — 23.3%
U.S. Government Agencies — 5.5%
Farmer Mac	3.000%	9/22/14	120,000	122,461
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,787,925	(a)
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,248,022
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	4,780,000	4,528,271
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	2,200,000	2,103,123
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	7,389,029
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,780,046
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	81,834
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,163,372
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,801,352
Total U.S. Government Agencies				27,005,435
U.S. Government Obligations — 17.8%
U.S. Treasury Notes	0.250%	10/31/15	70,000	69,902
U.S. Treasury Notes	0.750%	10/31/17	29,420,000	28,886,762
U.S. Treasury Notes	1.375%	6/30/18	4,730,000	4,694,156
U.S. Treasury Notes	3.625%	8/15/19	3,640,000	3,966,177
U.S. Treasury Notes	2.000%	9/30/20	29,180,000	28,523,450
U.S. Treasury Notes	2.000%	11/30/20	17,920,000	17,444,009
U.S. Treasury Notes	2.750%	11/15/23	4,500,000	4,402,264
Total U.S. Government Obligations				87,986,720
Total U.S. Government & Agency Obligations (Cost — $115,021,569)				114,992,155
U.S. Treasury Inflation Protected Securities — 3.2%
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	2,118,970	2,132,544
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	3,444,698	3,520,588
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	10,658,657	10,279,773
Total U.S. Treasury Inflation Protected Securities (Cost — $16,118,175)				15,932,905

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2013 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Put @ $125.00 (Cost — $90,217)		1/24/14	115	$231,797
Total Investments before Short-Term Investments (Cost — $498,510,366)				500,610,223

		Maturity Date	Face Amount
Short-Term Investments — 0.3%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $29,995)	0.120%	2/24/14	$30,000	29,995	(i)(j)
Repurchase Agreements — 0.3%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $629,000; (Fully collateralized by U.S. government obligations, 2.000% due 4/30/16; Market value — $642,509)	0.010%	1/2/14	629,000	629,000
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $1,017,001; (Fully collateralized by U.S. government agency obligations, 4.375% due 10/15/15; Market value — $1,037,340)	0.010%	1/2/14	1,017,000	1,017,000
Total Repurchase Agreements (Cost — $1,646,000)				1,646,000
Total Short-Term Investments (Cost — $1,675,995)				1,675,995
Total Investments — 101.7% (Cost — $500,186,361#)				502,286,218
Liabilities in Excess of Other Assets — (1.7)%				(8,527,893)
Total Net Assets — 100.0%				$493,758,325

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2013.

(e)	Value is less than $1.

(f)	Illiquid security.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $500,314,782.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	29

Schedule of investments (cont’d)

December 31, 2013

Western Asset Intermediate Bond Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Put	1/24/14	$119.00	76	$19,000
U.S. Treasury 10-Year Notes Futures, Put	1/24/14	122.50	229	85,875
Total Written Options (Premiums Received — $68,962)				$104,875

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $500,186,361)	$502,286,218
Cash	592,800
Receivable for securities sold	6,079,047
Interest receivable	3,378,924
Receivable for Fund shares sold	944,737
Deposits with brokers for open futures contracts	360,136
Principal paydown receivable	18,387
OTC swaps, at value (premiums paid — $1,112)	13,509
Receivable for open OTC swap contracts	287
Prepaid expenses	38,998
Other assets	127,636
Total Assets	513,840,679

Liabilities:
Payable for securities purchased	19,146,997
Payable for Fund shares repurchased	300,826
Distributions payable	283,616
Investment management fee payable	156,587
Written options, at value (premiums received — $68,962)	104,875
OTC swaps, at value (premiums received — $22,945)	14,546
Payable to broker — variation margin on open futures contracts	1,375
Payable for open OTC swap contracts	717
Service and/or distribution fees payable	357
Directors’ fees payable	52
Accrued expenses	72,406
Total Liabilities	20,082,354
Total Net Assets	$493,758,325

Net Assets:
Par value (Note 7)	$45,291
Paid-in capital in excess of par value	501,332,466
Overdistributed net investment income	(19,893)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(9,372,866)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	1,773,327
Total Net Assets	$493,758,325

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	31

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	16,602
Class C	33,300
Class R	1,313
Class I	19,312,395
Class IS	25,927,167

Net Asset Value:
Class A (and redemption price)	$10.90
Class C*	$10.92
Class R (and redemption price)	$10.90
Class I (and redemption price)	$10.90
Class IS (and redemption price)	$10.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.38

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2013 Annual Report

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$11,887,478

Expenses:
Investment management fee (Note 2)	1,777,386
Transfer agent fees (Note 5)	92,997
Registration fees	84,973
Audit and tax	60,589
Fund accounting fees	47,639
Legal fees	31,910
Shareholder reports	28,847
Directors’ fees	21,643
Custody fees	9,980
Insurance	9,006
Service and/or distribution fees (Notes 2 and 5)	3,431
Fees recaptured by investment manager (Note 2)	30
Miscellaneous expenses	6,516
Total Expenses	2,174,947
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(115,815)
Net Expenses	2,059,132
Net Investment Income	9,828,346

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,009,469)
Futures contracts	903,138
Written options	283,438
Swap contracts	(11,812)
Net Realized Loss	(1,834,705)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(10,596,462)
Futures contracts	(373,140)
Written options	(35,789)
Swap contracts	33,553
Change in Net Unrealized Appreciation (Depreciation)	(10,971,838)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(12,806,543)
Decrease in Net Assets from Operations	$(2,978,197)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	33

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$9,828,346	$9,849,772
Net realized loss	(1,834,705)	(2,332,345)
Change in net unrealized appreciation (depreciation)	(10,971,838)	18,499,622
Increase (Decrease) in Net Assets From Operations	(2,978,197)	26,017,049

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,938,294)	(9,778,340)
Net realized gains	—	(183,701)
Decrease in Net Assets From Distributions to Shareholders	(9,938,294)	(9,962,041)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	187,529,150	129,265,980
Reinvestment of distributions	7,282,363	6,457,867
Cost of shares repurchased	(91,427,475)	(102,144,837)
Increase in Net Assets From Fund Share Transactions	103,384,038	33,579,010
Increase in Net Assets	90,467,547	49,634,018

Net Assets:
Beginning of year	403,290,778	353,656,760
End of year*	$493,758,325	$403,290,778
* Includes (overdistributed) undistributed net investment income, respectively of:	$(19,893)	$64,911

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2013 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.20	0.14
Net realized and unrealized gain (loss)	(0.33)	0.28
Total income (loss) from operations	(0.13)	0.42

Less distributions from:
Net investment income	(0.20)	(0.15)
Net realized gains	—	(0.01)
Total distributions	(0.20)	(0.16)

Net asset value, end of year	$10.90	$11.23
Total return[3]	(1.18)%	3.81%

Net assets, end of year (000s)	$181	$106

Ratios to average net assets:
Gross expenses	1.10%[4]	0.96%[5]
Net expenses[6,7,8]	0.89 [4]	0.87 [5]
Net investment income	1.78	1.92 [5]

Portfolio turnover rate[9]	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	35

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.11	0.09
Net realized and unrealized gain (loss)	(0.30)	0.28
Total income (loss) from operations	(0.19)	0.37

Less distributions from:
Net investment income	(0.12)	(0.10)
Net realized gains	—	(0.01)
Total distributions	(0.12)	(0.11)

Net asset value, end of year	$10.92	$11.23
Total return[3]	(1.83)%	3.31%

Net assets, end of year (000s)	$364	$45

Ratios to average net assets:
Gross expenses	1.77%[4]	1.87%[5]
Net expenses[6,7,8]	1.64 [4]	1.60 [5]
Net investment income	1.04	1.23 [5]

Portfolio turnover rate[9]	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of year	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.17	0.13
Net realized and unrealized gain (loss)	(0.33)	0.27
Total income (loss) from operations	(0.16)	0.40

Less distributions from:
Net investment income	(0.17)	(0.13)
Net realized gains	—	(0.01)
Total distributions	(0.17)	(0.14)

Net asset value, end of year	$10.90	$11.23
Total return[3]	(1.44)%	3.64%

Net assets, end of year (000s)	$14	$10

Ratios to average net assets:
Gross expenses	1.37%	1.21%[4]
Net expenses[5,6,7]	1.15	1.14 [4]
Net investment income	1.53	1.72 [4]

Portfolio turnover rate[8]	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162% for the year ended December 31, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$11.23	$10.76	$10.67	$10.31	$9.32

Income (loss) from operations:
Net investment income	0.24	0.28	0.34	0.39	0.42
Net realized and unrealized gain (loss)	(0.33)	0.48	0.23	0.50	1.14
Total income (loss) from operations	(0.09)	0.76	0.57	0.89	1.56

Less distributions from:
Net investment income	(0.24)	(0.28)	(0.35)	(0.40)	(0.42)
Net realized gains	—	(0.01)	(0.13)	(0.13)	(0.15)
Total distributions	(0.24)	(0.29)	(0.48)	(0.53)	(0.57)

Net asset value, end of year	$10.90	$11.23	$10.76	$10.67	$10.31
Total return[3]	(0.78)%	7.10%	5.35%	8.76%	17.24%

Net assets, end of year (000s)	$210,537	$245,534	$271,537	$341,090	$422,610

Ratios to average net assets:
Gross expenses	0.50%	0.49%	0.49%	0.48%	0.47%
Net expenses[4]	0.48 [5]	0.45 [5]	0.48 [5]	0.48 [5]	0.47
Net investment income	2.18	2.57	3.15	3.63	4.20

Portfolio turnover rate	119%[6]	101%[6]	69%[6]	99%	175%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2013 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$11.23	$10.76	$10.67	$10.31	$9.31

Income (loss) from operations:
Net investment income	0.25	0.28	0.34	0.39	0.42
Net realized and unrealized gain (loss)	(0.33)	0.48	0.23	0.50	1.15
Total income (loss) from operations	(0.08)	0.76	0.57	0.89	1.57

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.35)	(0.40)	(0.42)
Net realized gains	—	(0.01)	(0.13)	(0.13)	(0.15)
Total distributions	(0.25)	(0.29)	(0.48)	(0.53)	(0.57)

Net asset value, end of year	$10.90	$11.23	$10.76	$10.67	$10.31
Total return[3]	(0.74)%	7.11%	5.39%	8.79%	17.39%

Net assets, end of year (000s)	$282,662	$157,596	$82,120	$59,403	$60,112

Ratios to average net assets:
Gross expenses	0.47%	0.48%	0.48%	0.47%	0.46%
Net expenses[4,5]	0.44 [6]	0.44 [6]	0.45	0.45	0.45
Net investment income	2.25	2.56	3.17	3.65	4.20

Portfolio turnover rate	119%[7]	101%[7]	69%[7]	99%	175%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

40	Western Asset Intermediate Bond Fund 2013 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Intermediate Bond Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$210,896,543	$0	*	$210,896,543
Asset-backed securities	—	64,382,997	5,593,455		69,976,452
Collateralized mortgage obligations	—	50,147,103	—		50,147,103
Mortgage-backed securities	—	24,965,841	—		24,965,841
Municipal bonds	—	2,331,486	—		2,331,486
Sovereign bonds	—	11,135,941	—		11,135,941
U.S. government & agency obligations	—	114,992,155	—		114,992,155
U.S. treasury inflation protected securities	—	15,932,905	—		15,932,905
Purchased options	$231,797	—	—		231,797
Total long-term investments	$231,797	$494,784,971	$5,593,455		$500,610,223
Short-term investments†	—	1,675,995	—		1,675,995
Total investments	$231,797	$496,460,966	$5,593,455		$502,286,218
Other financial instruments:
Futures contracts	$128,961	—	—		$128,961
OTC credit default swaps on corporate issues — sell protection‡	—	$13,509	—		13,509
Total other financial instruments	$128,961	$13,509	—		$142,470
Total	$360,758	$496,474,475	$5,593,455		$502,428,688

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$104,875	—	—		$104,875
Futures contracts	440,374	—	—		440,374
OTC credit default swaps on corporate issues — buy protection‡	—	$14,546	—		14,546
Total	$545,249	$14,546	—		$559,795

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

42	Western Asset Intermediate Bond Fund 2013 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Total
Balance as of December 31, 2012	$0	*	—	$0	*
Accrued premiums/discounts	382		$611	993
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)[1]	(382)		(611)	(993)
Purchases	—		5,593,455	5,593,455
Sales	—		—	—
Transfers into Level 3	—		—	—
Transfers out of Level 3	—		—	—
Balance as of December 31, 2013	$0	*	$5,593,455	$5,593,455
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2013[1]	$(382)		$(611)	$(993)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as

Western Asset Intermediate Bond Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

44	Western Asset Intermediate Bond Fund 2013 Annual Report

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the year ended December 31, 2013, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally

Western Asset Intermediate Bond Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific

46	Western Asset Intermediate Bond Fund 2013 Annual Report

information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-

Western Asset Intermediate Bond Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

48	Western Asset Intermediate Bond Fund 2013 Annual Report

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $119,421. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amend-

Western Asset Intermediate Bond Fund 2013 Annual Report	49

Notes to financial statements (cont’d)

ed, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$25,144	$(25,144)

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 0.90%, 1.65%, 1.15% and 0.45% for Class A, Class C, Class R and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Director’s consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $115,815.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

50	Western Asset Intermediate Bond Fund 2013 Annual Report

Pursuant to this arrangement, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A†	Class C†	Class R†	Class I	Class IS
Expires December 31, 2013	—	—	—	$18,734	$17,470
Expires December 31, 2014	$7	$40	$5	77,668	52,915
Expires December 31, 2015	319	386	28	50,540	64,542
Total fee waivers/expense reimbursements subject to recapture	$326	$426	$33	$146,942	$134,927

†	The Class commenced operations on April 30, 2012.

For the year ended December 31, 2013, LMPFA recaptured $9 and $21 for Class A and Class C shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C share, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $26 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$171

As of December 31, 2013, Legg Mason and its affiliates owned 29% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$150,082,028	$685,060,689
Sales	66,735,298	641,136,960

Western Asset Intermediate Bond Fund 2013 Annual Report	51

Notes to financial statements (cont’d)

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,060,301
Gross unrealized depreciation	(11,088,865)
Net unrealized appreciation	$1,971,436

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	90	3/15	$22,391,168	$22,380,750	$(10,418)
U.S. Treasury 2-Year Notes	112	3/14	24,664,849	24,619,000	(45,849)
U.S. Treasury 5-Year Notes	328	3/14	39,485,527	39,134,500	(351,027)
U.S. Treasury 10-Year Notes	44	3/14	5,447,143	5,414,063	(33,080)
					(440,374)
Contracts to Sell:
90-Day Eurodollar	90	12/15	22,270,858	22,246,875	23,983
U.S. Treasury Ultra Long-Term Bonds	74	3/14	9,600,103	9,495,125	104,978
					128,961
Net unrealized loss on open futures contracts					$(311,413)

At December 31, 2013, the Fund held TBA securities with a total cost of $11,615,070.

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	38	$2,845
Options written	2,318	550,101
Options closed	(1,387)	(307,064)
Options exercised	(105)	(29,471)
Options expired	(559)	(147,449)
Written options, outstanding as of December 31, 2013	305	$68,962

52	Western Asset Intermediate Bond Fund 2013 Annual Report

At December 31, 2013, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2013[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	0.64%	1.000% quarterly	$13,509	$(22,945)	$36,454

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Implied Credit Spread at December 31, 2013[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	2.19%	5.000% quarterly	$(11,164)	$782	$(11,946)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	2.19%	5.000% quarterly	(3,382)	330	(3,712)
Total	$430,000				$(14,546)	$1,112	$(15,658)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

Western Asset Intermediate Bond Fund 2013 Annual Report	53

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$231,797	—	$231,797
Futures contracts[3]	128,961	—	128,961
OTC swap contracts[4]	—	$13,509	13,509
Total	$360,758	$13,509	$374,267

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$104,875	—	$104,875
Futures contracts[3]	440,374	—	440,374
OTC swap contracts[4]	—	$14,546	14,546
Total	$545,249	$14,546	$559,795

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(104,567)	—	$(104,567)
Written options	283,438	—	283,438
Futures contracts	903,138	—	903,138
OTC swap contracts	—	$(11,812)	(11,812)
Total	$1,082,009	$(11,812)	$1,070,197

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

54	Western Asset Intermediate Bond Fund 2013 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$144,820	—	$144,820
Written options	(35,789)	—	(35,789)
Futures contracts	(373,140)	—	(373,140)
OTC swap contracts	—	$33,553	33,553
Total	$(264,109)	$33,553	$(230,556)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$42,804
Written options	36,776
Futures contracts (to buy)	52,730,768
Futures contracts (to sell)	28,135,952

Average Notional Balance
Credit default swap contracts (to buy protection)	$494,615
Credit default swap contracts (to sell protection)	860,000

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$231,797	—	$231,797
OTC swap contracts	13,509	—	13,509
Total	$245,306	—	$245,306

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$104,875	—	$104,875
Futures contracts[5]	1,375	$(1,375)	—
OTC swap contracts	14,546	—	14,546
Total	$120,796	$(1,375)	$119,421

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased option is shown on investment at value in the Statement of Assets and Liabilities.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

Western Asset Intermediate Bond Fund 2013 Annual Report	55

Notes to financial statements (cont’d)

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$377	$570
Class C	2,989	894
Class R	65	53
Class I	—	83,675
Class IS	—	7,805
Total	$3,431	$92,997

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$319
Class C	386
Class R	28
Class I	50,540
Class IS	64,542
Total	$115,815

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$2,729	$423	†
Class C	3,215	284	†
Class R	199	121	†
Class I	5,176,625	6,385,496
Class IS	4,755,526	3,392,016
Total	$9,938,294	$9,778,340

56	Western Asset Intermediate Bond Fund 2013 Annual Report

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Realized Gains:
Class A	—	$5	†
Class C	—	5	†
Class R	—	5	†
Class I	—	120,231
Class IS	—	63,455
Total	—	$183,701

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

7. Capital shares

At December 31, 2013, the Corporation had 37.2 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	17,422	$192,730	9,408	†	$105,545	†
Shares issued on reinvestment	246	2,710	38	†	428	†
Shares repurchased	(10,512)	(115,413)	—		—
Net increase	7,156	$80,027	9,446	†	$105,973	†

Class C
Shares sold	41,297	$459,500	4,650	†	$51,436	†
Shares issued on reinvestment	228	2,510	26	†	289	†
Shares repurchased	(12,199)	(134,607)	(702)	†	(7,886)	†
Net increase	29,326	$327,403	3,974	†	$43,839	†

Class R
Shares sold	372	$4,160	912	†	$10,000	†
Shares issued on reinvestment	18	199	11	†	125	†
Net increase	390	$4,359	923	†	$10,125	†

Class I
Shares sold	3,194,269	$35,370,489	4,311,408		$47,438,284
Shares issued on reinvestment	234,356	2,586,113	280,714		3,108,532
Shares repurchased	(5,983,923)	(65,930,924)	(7,955,839)		(87,291,951)
Net decrease	(2,555,298)	$(27,974,322)	(3,363,717)		$(36,745,135)

Class IS
Shares sold	13,776,017	$151,502,271	7,440,966		$81,660,715
Shares issued on reinvestment	425,845	4,690,831	302,071		3,348,493
Shares repurchased	(2,311,410)	(25,246,531)	(1,337,415)		(14,845,000)
Net increase	11,890,452	$130,946,571	6,405,622		$70,164,208

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

Western Asset Intermediate Bond Fund 2013 Annual Report	57

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class R	Class I	Class IS
Daily 1/31/2014	$0.016936	$0.009754	$0.014690	$0.020733	$0.021244

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$9,938,294	$9,962,041

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$125,698
Deferred capital losses*	(9,438,522)
Other book/tax temporary differences(a)	48,486
Unrealized appreciation (depreciation)(b)	1,644,906
Total accumulated earnings (losses) — net	$(7,619,432)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

58	Western Asset Intermediate Bond Fund 2013 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the

Shareholders of Western Asset Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Intermediate Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2014

Western Asset Intermediate Bond Fund 2013 Annual Report	59

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

60	Western Asset Intermediate Bond Fund

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2013. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that although the management fee paid by the Fund to LMPFA was slightly higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the

Western Asset Intermediate Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

62	Western Asset Intermediate Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008 to 2009).
Number of portfolios in fund complex overseen	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Vice President, International Rowing Federation (since 1995); Member of the International Olympic Committee (since 1986).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Western Asset Intermediate Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (since 2007) (online travel company); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Orbitz Worldwide (global on-line travel company)

64	Western Asset Intermediate Bond Fund

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Intermediate Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

Mr. Abeles, Jr. became a Director effective May 22, 2013. In addition to overseeing the eleven portfolios of the Corporation, each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund.

[3]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Mr. Fuller became President and Chief Executive Officer effective May 22, 2013. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

66	Western Asset Intermediate Bond Fund

Important tax information (unaudited)

13.71% of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2013 was attributable to interest from Federal obligation.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

70% of the ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Intermediate Bond Fund	67

Western Asset

Intermediate Bond Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 2/14 SR14-2151

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012 and in $509,091 December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $12,750 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012 and 45,605 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 in December 31, 2012 and $19,109 in December 31, 2013, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Robert Abeles

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2014